Exhibit 10.7

SUPPLEMENT NO. 1 dated as of March 1, 2010 (this “Supplement”), to the Second Lien U.S. Security Agreement dated as of May 1, 2009 (as amended, supplemented or otherwise modified from time to time the “Second Lien U.S. Security Agreement”), among SEAGATE TECHNOLOGY INTERNATIONAL, an exempted limited liability company organized under the laws of the Cayman Islands (the “Issuer”), SEAGATE TECHNOLOGY, an exempted limited liability company organized under the laws of the Cayman Islands, as guarantor (the “Company”), the other Guarantors (as defined in the Indenture referred to below) listed on Schedule I thereto (each such Guarantor together with the Issuer and the Company, the “Grantors” and each a “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Indenture referred to below).

A.  Reference is made to (a) the Indenture, dated as of May 1, 2009 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, the Company, the other Guarantors from time to time party thereto (collectively, the “Guarantors” and, together with the Issuer, the “Notes Parties”) and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), pursuant to which the Issuer issued 10.00% Senior Secured Second-Priority Notes due 2014 (collectively, the “Notes”) and (b) the Intercreditor Agreement, dated as of May 1, 2009 (as amended, supplemented, replaced or otherwise modified from time to time, the “Intercreditor Agreement”), among the Issuer, the Company, the other Guarantors named therein, the Collateral Agent and JPMorgan Chase Bank, N.A., as administrative agent under the Senior Credit Facility (as defined in the Indenture).

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien U.S. Security Agreement and the Indenture.

C.  The Grantors have entered into the Second Lien U.S. Security Agreement in order to induce the Initial Purchasers to purchase the Notes.  Pursuant to Article 11 of the Indenture and the Collateral Requirement, (a) each Subsidiary of the Company that is formed or acquired after the Issue Date that is (or is required to become pursuant to the Indenture) a U.S. Guarantor and (b) each other Notes Party that is formed or acquired after the Issue Date that owns property that would constitute Collateral if such Notes Party were a party thereto, in each case is required to enter into the Second Lien U.S. Security Agreement as a Grantor upon becoming a Guarantor.  Section 7.15 of the Second Lien U.S. Security Agreement provides that such Subsidiaries may become Grantors under the Second Lien U.S. Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Second Lien U.S. Security Agreement to induce the Noteholders to give their consent hereto and as consideration for the Notes previously issued.

Accordingly, the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), and the New Grantor agree as follows:

SECTION 1.  In accordance with Section 7.15 of the Second Lien U.S. Security Agreement, the New Grantor by its signature below becomes a Grantor under the Second Lien U.S. Security Agreement with the same force and effect as if originally named therein as a

Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Second Lien U.S. Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof except to the extent a representation and warranty expressly relates solely to a specific date, in which case such representation and warranty shall be true and correct on such date.  In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral of the New Grantor.  Each reference to a “Grantor” in the Second Lien U.S. Security Agreement shall be deemed to include the New Grantor.  The Second Lien U.S. Security Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent.  Delivery of an executed signature page to this Supplement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

SECTION 5.  Except as expressly supplemented hereby, the Second Lien U.S. Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Second Lien U.S. Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Second Lien U.S. Security Agreement.  All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below, with a copy to the Issuer.

SECTION 9.  The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Second Lien U.S. Security Agreement as of the day and year first above written.

SEAGATE HDD CAYMAN

by
/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Director
	Address:	920 Disc Drive
Scotts Valley, California 95066

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

by
/s/ Maddy Hall
	Name:	Maddy Hall
	Title:	Vice President

[Signature Page to Supplement No. 1 to the Second Lien U.S. Security Agreement]

Schedule I to Supplement No. 1
to the Second Lien U.S. Security Agreement

LOCATION OF COLLATERAL

Description	Location

None.